UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2024

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 21, 2024, PROG Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the fourth quarter and fiscal year ended December 31, 2023. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 21, 2024, the Company announced that Curtis L. Doman, Co-Founder of Progressive Leasing, the Company's Chief Innovation Officer and a member of the Company's Board of Directors, will be retiring from his role as the Company's Chief Innovation Officer, effective immediately. Although Mr. Doman will no longer serve as an executive officer of the Company, Mr. Doman will remain an employee of the Company as a Special Advisor to the Company’s President and CEO, where he will continue to advise on the Company’s strategic initiatives and remain closely involved with the Company’s philanthropic foundation. Mr. Doman also will remain a member of the Company’s Board of Directors.
ITEM 8.01.     OTHER EVENTS
On February 21, 2024, the Company announced that its Board of Directors had declared a cash dividend in the amount of $0.12 per share on the Company’s common stock. The dividend will be payable on March 28, 2024 to shareholders of record as of the close of business on March 14, 2024.
On February 21, 2024, the Company also announced that its Board of Directors had authorized and approved an additional $302 million under its existing share repurchase program, pursuant to which the Company may purchase shares of the Company’s outstanding common stock, bringing the total amount available for future repurchases to $500 million. The term of the Company’s existing share repurchase program was also extended through the earlier of February 21, 2027 and the date on which the Company has repurchased an aggregate purchase price of $500 million of its outstanding common stock. Repurchases of the Company’s common stock under the share repurchase program may be made from time to time using a variety of methods, which may include open market purchases, tender offers, purchases effected through 10b5-1 trading plans, accelerated share purchase programs, or other transactions. The amount of any shares of the Company’s common stock that is purchased under the share repurchase program and the timing of any such purchases will be determined based on market conditions and other factors, and the program may be suspended or discontinued at any time by the Company’s Board of Directors.
A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact made herein are forward-looking statements, including, without limitation, statements regarding the methods that may be used to repurchase shares of the Company’s common stock and the amount and timing of any such repurchases. The Company has based these forward-looking statements on current expectations and assumptions regarding the Company’s share repurchase program, which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in the price or trading volume of the Company’s common stock, developments or changes in economic or market conditions, alternative investment opportunities and other risks and uncertainties outside of our control. Additional risks and uncertainties that may cause actual results to differ materially include the risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release, dated February 21, 2024.
99.2	PROG Holdings, Inc. Earnings Supplement Presentation, dated February 21, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	February 21, 2024		Brian Garner Chief Financial Officer